Exhibit 99.1

SUN MICROSYSTEMS REPORTS RESULTS FOR

FISCAL 2005 THIRD QUARTER

SANTA CLARA, Calif. - April 14, 2005 - Sun Microsystems, Inc., (NASDAQ: SUNW)

reported results today for its fiscal third quarter, which ended March 27, 2005.

Revenues for the third quarter were $2.625 billion, a decrease of 1.0 percent as compared with $2.651 billion for the third quarter of fiscal 2004. Total gross margin as a percent of revenues was 41.3 percent, an increase of 1.0 percentage points as compared with the third quarter of fiscal 2004. Net loss for the third quarter of fiscal 2005 on a GAAP basis was $9 million or a net loss of $0.00 per share. This net loss included the favorable impact of $54 million in additional settlement income from Microsoft, a $69 million benefit related to the impact of a change in foreign withholding tax legislation, and a $23 million net beneficial correction to the valuation allowance on deferred tax assets and foreign tax provisions. This compared with a net loss of $760 million or a net loss of $0.23 per share for the third quarter of fiscal 2004.

Excluding a charge of $45 million for workforce and real estate restructuring, a $2 million gain on equity investments, $54 million in additional settlement income from Microsoft (recorded in other income), a $34 million beneficial correcting adjustment to the valuation allowance on deferred tax assets, and a tax benefit of $7 million for related tax effects, net loss for Q3 fiscal 2005 on a non-GAAP basis was $61 million or a net loss of $0.02 per share. This compared with a net loss, on a non-GAAP basis, in Q3 fiscal 2004 of $260 million or a net loss of $0.08 per share.

The cash and marketable debt securities balance at the end of the quarter was $7.357 billion.

“We made good progress in the third fiscal quarter, but more importantly we’re seeing a marked improvement over the first nine months of fiscal 2004,” said Scott McNealy, chairman and chief executive officer, Sun Microsystems, Inc. “Break even is a huge move forward from the loss we experienced a year ago. We’ve made over a $1 billion improvement in Net Income on a year to date three quarter comparison,” McNealy continued, “Revenue was stable for the first three quarters of fiscal 2005 as compared with the same period in fiscal 2004, while margins have improved and we’ve made tremendous strides in reducing our R&D and SG&A by over $400 million dollars. On top of that, in the third quarter we experienced growth in SunTM x86 server unit shipments, good traction in NetraTM servers, SunTM Fire 4-8 way and 12-24 way SPARC® processor-based servers, and SolarisTM10 registrations exceeded expectations. All of these results, combined with a solid new product pipeline, point to real improvements in the business.”

Sun has scheduled a conference call today to discuss its earnings for the third quarter at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled Sun Microsystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Jeff Boldt (650) 786-0333

jeff.boldt@sun.com

MEDIA CONTACT:

Stephanie Vonallmen (650) 786-8589

stephanie.vonallmen@sun.com

INDUSTRY ANALYST CONTACT:

Joanne Masters (650) 786-0847

joanne.masters@sun.com

The company believes that presentation of results including items such as net income (loss) on a non-GAAP basis provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods.

Sun, Sun Microsystems, the Sun logo, Sun Fire, Netra, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 27, 2005	March 28, 2004	March 27, 2005	March 28, 2004
Net revenues:
Products	$1,681	$1,711	$5,197	$5,289
Services	944	940	2,897	2,786

Total net revenues	2,625	2,651	8,094	8,075
Cost of sales:
Cost of sales-products	975	980	3,044	3,052
Cost of sales-services	565	603	1,694	1,731

Total cost of sales	1,540	1,583	4,738	4,783

Gross margin	1,085	1,068	3,356	3,292

Operating expenses:
Research and development	450	470	1,313	1,408
Selling, general and administrative	736	842	2,132	2,468
Restructuring charges	45	203	177	194
Purchased in-process research and development	—	—	—	1

Total operating expenses	1,231	1,515	3,622	4,071

Operating loss	(146)	(447)	(266)	(779)
Gain (loss) on equity investments, net	2	3	7	(58)
Interest and other income, net	91	23	155	64

Loss before income taxes	(53)	(421)	(104)	(773)
Provision (benefit) for income taxes	(44)	339	34	398

Net loss	$(9)	$(760)	$(138)	$(1,171)

Net loss per common share-basic and diluted	$0.00	$(0.23)	$(0.04)	$(0.36)

Shares used in the calculation of net loss per common share – basic and diluted	3,376	3,286	3,358	3,261

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	March 27, 2005	June 30, 2004*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,534	$2,141
Short-term marketable debt securities	1,601	1,460
Accounts receivable, net	2,020	2,339
Inventories	388	464
Deferred and prepaid tax assets	112	62
Prepaid expenses and other current assets	1,062	837

Total current assets	6,717	7,303

Property, plant and equipment, net	1,851	1,996
Long-term marketable debt securities	4,222	4,007
Goodwill	441	406
Other acquisition-related intangible assets, net	79	127
Other non-current assets, net	605	664

	$13,915	$14,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$—	$257
Accounts payable	1,071	1,057
Accrued payroll-related liabilities	701	622
Accrued liabilities and other	1,165	1,308
Deferred revenues	1,409	1,617
Warranty reserve	225	252

Total current liabilities	4,571	5,113

Long-term debt	1,116	1,175
Long-term deferred revenues	509	557
Other non-current obligations	1,189	1,220
Total stockholders’ equity	6,530	6,438

	$13,915	$14,503

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Nine Months Ended
	March 27, 2005	March 28, 2004
Cash flows from operating activities:
Net loss	$(138)	$(1,171)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	497	517
Amortization of other intangible assets and unearned equity compensation	73	65
Deferred taxes	(107)	300
Loss (gain) on equity investments, net	(7)	58
Purchased in-process research and development	—	1
Changes in operating assets and liabilities:
Accounts receivable, net	338	202
Inventories	79	(77)
Prepaid and other assets	(264)	(18)
Accounts payable	16	113
Other liabilities	(313)	64

Net cash provided by operating activities	174	54

Cash flows from investing activities:
Purchases of marketable debt securities	(5,115)	(6,649)
Proceeds from sales of marketable debt securities	4,066	6,374
Proceeds from maturities of marketable debt securities	651	—
Proceeds from sales of equity investments, net	47	14
Acquisition of property, plant and equipment, net	(199)	(189)
Acquisition of spare parts and other assets	(68)	(56)
Payments for acquisitions, net of cash acquired	(45)	(201)

Net cash used in investing activities	(663)	(707)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	134	151
Principal payments on borrowings and other obligations	(252)	(7)

Net cash provided by (used in) financing activities	(118)	144

Net decrease in cash and cash equivalents	(607)	(509)
Cash and cash equivalents, beginning of period	2,141	2,015

Cash and cash equivalents, end of period	$1,534	$1,506

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET LOSS EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 27, 2005*	March 28, 2004	March 27, 2005*	March 28, 2004
Calculation of net loss excluding special items:
Net loss	$(9)	$(760)	$(138)	$(1,171)
Restructuring charges	45	203	177	194
Purchased in-process research and development	—	—	—	1
Loss (gain) on equity investments, net	(2)	(3)	(7)	58
Settlement income**	(54)	—	(54)	—
Settlement of litigation***	—	—	55	—
Valuation allowance on deferred tax assets	(34)	300	(34)	300
Related tax effects	(7)	—	(20)	—

Net loss excluding special items	$(61)	$(260)	$(21)	$(618)

Net loss excluding special items per common share – basic & diluted	$(0.02)	$(0.08)	$(0.01)	$(0.19)

Shares used in the calculation of net loss excluding special items per common share – basic & diluted	3,376	3,286	3,358	3,261

*	The non-GAAP calculation of Net loss excluding special items for the three and nine month periods ended March 27, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005.
**	Included in Interest and other income, net.
***	Included in Cost of sales—Products.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2005				FY 2004					FY 2003
(in millions except per share amounts)	Q1	Q2	Q3	FY05	Q1	Q2	Q3	Q4	FY04	Q3	Q4	FY03
NET REVENUES
Products	1,676	1,840	1,681	5,197	1,634	1,944	1,711	2,066	7,355	1,897	2,003	7,793
Services	952	1,001	944	2,897	902	944	940	1,044	3,830	893	979	3,641
TOTAL	2,628	2,841	2,625	8,094	2,536	2,888	2,651	3,110	11,185	2,790	2,982	11,434
Growth vs. prior year (%)	3.6%	-1.6%	-1.0%	0.2%	-7.7%	-0.9%	-5.0%	4.3%	-2.2%	-10.2%	-12.8%	-8.5%
Growth vs. prior quarter (%)	-15.5%	8.1%	-7.6%		-15.0%	13.9%	-8.2%	17.3%		-4.3%	6.9%

COST OF SALES
Products	949	1,065	975	2,989	965	1,107	980	1,238	4,290	1,021	1,110	4,342
Cost of settlement	55	0	0	55	0	0	0	0	0	0	0	0

Total	1,004	1,065	975	3,044	965	1,107	980	1,238	4,290	1,021	1,110	4,342
Services	551	578	565	1,694	555	573	603	648	2,379	526	568	2,150
TOTAL	1,555	1,643	1,540	4,738	1,520	1,680	1,583	1,886	6,669	1,547	1,678	6,492
% of revenue	59.2%	57.8%	58.7%	58.5%	59.9%	58.2%	59.7%	60.6%	59.6%	55.4%	56.3%	56.8%

PRODUCTS GROSS MARGIN
Products	727	775	706	2,208	669	837	731	828	3,065	876	893	3,451
% of product revenue	43.4%	42.1%	42.0%	42.5%	40.9%	43.1%	42.7%	40.1%	41.7%	46.2%	44.6%	44.3%
Cost of settlement	(55)	0	0	(55)	0	0	0	0	0	0	0	0
% of product revenue	-3.3%	0.0%	0.0%	-1.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total product margin	672	775	706	2,153	669	837	731	828	3,065	876	893	3,451
% of product revenue	40.1%	42.1%	42.0%	41.4%	40.9%	43.1%	42.7%	40.1%	41.7%	46.2%	44.6%	44.3%

Services gross margin	401	423	379	1,203	347	371	337	396	1,451	367	411	1,491
% of service revenue	42.1%	42.3%	40.1%	41.5%	38.5%	39.3%	35.9%	37.9%	37.9%	41.1%	42.0%	41.0%

Total excluding settlement	1,128	1,198	1,085	3,411	1,016	1,208	1,068	1,224	4,516	1,243	1,304	4,942
% of revenue	42.9%	42.2%	41.3%	42.1%	40.1%	41.8%	40.3%	39.4%	40.4%	44.6%	43.7%	43.2%
Cost of settlement	(55)	0	0	(55)	0	0	0	0	0	0	0	0
% of revenue	-2.1%	0.0%	0.0%	-0.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL GROSS MARGIN	1,073	1,198	1,085	3,356	1,016	1,208	1,068	1,224	4,516	1,243	1,304	4,942
% of revenue	40.8%	42.2%	41.3%	41.5%	40.1%	41.8%	40.3%	39.4%	40.4%	44.6%	43.7%	43.2%

R&D	416	447	450	1,313	467	471	470	518	1,926	467	482	1,837
% of revenue	15.8%	15.7%	17.1%	16.2%	18.4%	16.3%	17.7%	16.7%	17.2%	16.7%	16.2%	16.1%
PURCHASED IN PROCESS R&D	0	0	0	0	1	0	0	69	70	0	0	4
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%	0.0%	0.0%	0.0%
SG&A	684	712	736	2,132	798	828	842	849	3,317	791	826	3,329
% of revenue	26.0%	25.1%	28.0%	26.3%	31.5%	28.7%	31.8%	27.3%	29.7%	28.4%	27.7%	29.1%
RESTRUCTURING CHARGES	108	24	45	177	1	(10)	203	150	344	(4)	(6)	371
% of revenue	4.1%	0.8%	1.7%	2.2%	0.0%	-0.3%	7.7%	4.8%	3.1%	-0.1%	-0.2%	3.2%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	0	49	49	0	0	2,125
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%	0.0%	0.0%	18.6%

TOTAL OPERATING EXPENSES	1,208	1,183	1,231	3,622	1,267	1,289	1,515	1,635	5,706	1,254	1,302	7,666
% of revenue	46.0%	41.6%	46.9%	44.7%	50.0%	44.6%	57.1%	52.6%	51.0%	44.9%	43.7%	67.0%

OPERATING INCOME (LOSS)	(135)	15	(146)	(266)	(251)	(81)	(447)	(411)	(1,190)	(11)	2	(2,724)
Operating margin	-5.1%	0.5%	-5.6%	-3.3%	-9.9%	-2.8%	-16.9%	-13.2%	-10.6%	-0.4%	0.1%	-23.8%

Interest and other income, net	31	33	37	101	21	20	23	30	94	33	45	155
Gain (loss) on equity investments, net	(4)	9	2	7	(25)	(36)	3	(6)	(64)	(16)	(26)	(84)
Settlement income	0	0	54	54	0	0	0	1,597	1,597	0	0	0
PRETAX INCOME (LOSS)	(108)	57	(53)	(104)	(255)	(97)	(421)	1,210	437	6	21	(2,653)
Pretax income (loss) margin	-4.1%	2.0%	-2.0%	-1.3%	-10.1%	-3.4%	-15.9%	38.9%	3.9%	0.2%	0.7%	-23.2%

INCOME TAX PROVISION (BENEFIT)	39	39	(44)	34	31	28	339	427	825	2	1,060	776
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	44.0%	N/A	N/A

NET INCOME (LOSS) (Reported)	(147)	18	(9)	(138)	(286)	(125)	(760)	783	(388)	4	(1,039)	(3,429)
Growth vs. prior year (%)	48.6%	114.4%	98.8%	88.2%	-157.7%	94.5%	-19100.0%	175.4%	88.7%	110.8%	-1803.3%	-484.2%
Growth vs. prior quarter (%)	-118.8%	112.2%	-150.0%		72.5%	56.3%	-508.0%	203.0%		100.2%	-26075.0%
Net income (loss) margin	-5.6%	0.6%	-0.3%	-1.7%	-11.3%	-4.3%	-28.7%	25.2%	-3.5%	0.1%	-34.8%	-30.0%

EPS (Diluted) (Reported)	(0.04)	0.01	0.00	(0.04)	(0.09)	(0.04)	(0.23)	0.23	(0.12)	0.00	(0.32)	(1.07)
Growth vs. prior year (%)	55.6%	125.0%	100.0%	88.9%	-125.0%	94.4%	N/A	171.9%	-88.8%	100.0%	-1700.0%	-494.4%
Growth vs. prior quarter (%)	-117.4%	125.0%	-100.0%		71.9%	55.6%	-475.0%	200.0%		100.0%	N/A

SHARES (CSE)(Diluted)	3,343	3,400	3,376	3,358	3,235	3,262	3,286	3,348	3,277	3,218	3,219	3,190
OUTSTANDING SHARES	3,344	3,375	3,383	3,383	3,240	3,280	3,293	3,336	3,336	3,200	3,236	3,236

	FY 2005				FY 2004					FY 2003
(in millions)	Q1	Q2	Q3	FY05	Q1	Q2	Q3	Q4	FY04	Q3	Q4	FY03
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,105	1,130	982	3,217	1,162	1,214	1,037	1,356	4,769	1,212	1,327	5,048
Growth vs. prior year (%)	-4.9%	-6.9%	-5.3%	-5.7%	-6.4%	-4.2%	-14.4%	2.2%	-5.5%	-15.8%	-22.6%	-14.9%
Growth vs. prior quarter (%)	-18.5%	2.3%	-13.1%		-12.4%	4.5%	-14.6%	30.8%		-4.3%	9.5%
EUROPE ($M)	918	975	938	2,831	780	966	941	1,026	3,713	886	954	3,578
Growth vs. prior year (%)	17.7%	0.9%	-0.3%	5.4%	-3.2%	3.6%	6.2%	7.5%	3.8%	-4.1%	-2.0%	-0.8%
Growth vs. prior quarter (%)	-10.5%	6.2%	-3.8%		-18.2%	23.8%	-2.6%	9.0%		-4.9%	7.7%
JAPAN ($M)	183	190	197	570	185	192	207	178	762	243	200	936
Growth vs. prior year (%)	-1.1%	-1.0%	-4.8%	-2.4%	-26.0%	-21.0%	-14.8%	-11.0%	-18.6%	-12.6%	-1.5%	-11.7%
Growth vs. prior quarter (%)	2.8%	3.8%	3.7%		-7.5%	3.8%	7.8%	-14.0%		0.0%	-17.7%
REST OF WORLD ($M)	422	546	508	1,476	409	516	466	550	1,941	449	501	1,872
Growth vs. prior year (%)	3.2%	5.8%	9.0%	6.1%	-8.9%	9.1%	3.8%	9.8%	3.7%	-3.6%	-5.5%	-1.2%
Growth vs. prior quarter (%)	-23.3%	29.4%	-7.0%		-18.4%	26.2%	-9.7%	18.0%		-5.1%	11.6%
% of Total Revenue
UNITED STATES (%)	42.0%	39.8%	37.4%	39.7%	45.8%	42.1%	39.1%	43.6%	42.6%	43.4%	44.5%	44.1%
EUROPE (%)	34.9%	34.3%	35.7%	35.0%	30.8%	33.4%	35.5%	33.0%	33.2%	31.8%	32.0%	31.3%
JAPAN (%)	7.0%	6.7%	7.5%	7.0%	7.3%	6.6%	7.8%	5.7%	6.8%	8.7%	6.7%	8.2%
REST OF WORLD (%)	16.1%	19.2%	19.4%	18.3%	16.1%	17.9%	17.6%	17.7%	17.4%	16.1%	16.8%	16.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,354	1,505	1,389	4,248	1,282	1,568	1,365	1,639	5,854	1,530	1,580	6,243
Growth vs. prior year (%)	5.6%	-4.0%	1.8%	0.8%	-15.2%	-3.3%	-10.8%	3.7%	-6.2%	-17.9%	-21.1%	-15.6%
Growth vs. prior quarter (%)	-17.4%	11.2%	-7.7%		-18.9%	22.3%	-12.9%	20.1%		-5.6%	3.3%
NETWORK STORAGE PRODUCTS ($M)	322	335	292	949	352	376	346	427	1,501	367	423	1,550
Growth vs. prior year (%)	-8.5%	-10.9%	-15.6%	-11.6%	-4.3%	-4.1%	-5.7%	0.9%	-3.2%	-9.4%	-16.2%	-8.7%
Growth vs. prior quarter (%)	-24.6%	4.0%	-12.8%		-16.8%	6.8%	-8.0%	23.4%		-6.4%	15.3%
SUPPORT SERVICES ($M)	745	774	734	2,253	731	745	731	792	2,999	704	755	2,844
Growth vs. prior year (%)	1.9%	3.9%	0.4%	2.1%	7.0%	6.1%	3.8%	4.9%	5.5%	10.7%	9.1%	12.1%
Growth vs. prior quarter (%)	-5.9%	3.9%	-5.2%		-3.2%	1.9%	-1.9%	8.3%		0.3%	7.2%
CLIENT SOLUTIONS & KNOWLEDGE SERVICES ($M)	207	227	210	644	171	199	209	252	831	189	224	797
Growth vs. prior year (%)	21.1%	14.1%	0.5%	11.2%	-7.1%	-0.5%	10.6%	12.5%	4.3%	-6.4%	1.4%	-7.9%
Growth vs. prior quarter (%)	-17.9%	9.7%	-7.5%		-23.7%	16.4%	5.0%	20.6%		-5.5%	18.5%

NET BOOKINGS ($M)	2,453	2,976	2,534	7,963	2,538	2,980	2,617	3,179	11,314	2,688	3,020	11,298
Growth vs. prior year (%)	-3.3%	-0.1%	-3.2%	-2.1%	-2.4%	-0.3%	-2.6%	5.3%	0.1%	-13.0%	-13.4%	-9.5%
Growth vs. prior quarter (%)	-22.8%	21.3%	-14.9%		-16.0%	17.4%	-12.2%	21.5%		-10.1%	12.4%
BACKLOG ($M)	659	792	701		707	799	765	834		667	705

BALANCE SHEETS	FY 2005				FY 2004					FY 2003
(in millions)	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
CASH & ST INVESTMENTS	3,520	3,639	3,135		2,520	2,160	2,372	3,601		2,636	3,062
ACCOUNTS RECEIVABLE, NET	1,730	1,840	2,020		1,905	2,214	2,201	2,339		2,296	2,381
RAW MATERIALS	66	60	70		103	93	92	78		73	93
WORK IN PROCESS	155	154	117		137	161	180	131		152	134
FINISHED GOODS	195	215	201		186	226	225	255		172	189

TOTAL INVENTORIES	416	429	388		426	480	497	464		397	416
OTHER CURRENT ASSETS	842	960	1,174		890	966	1,246	899		1,302	920

TOTAL CURRENT ASSETS	6,508	6,868	6,717		5,741	5,820	6,316	7,303		6,631	6,779
PP&E, NET	1,918	1,903	1,851		2,152	2,115	2,075	1,996		2,265	2,267
GOODWILL	406	406	441		389	466	470	406		326	326
LT MARKETABLE DEBT SECURITIES	3,913	3,825	4,222		3,006	3,001	3,111	4,007		2,902	2,679
OTHER NON-CURRENT ASSETS, NET	762	732	684		825	822	811	791		1,421	934

TOTAL ASSETS	13,507	13,734	13,915		12,113	12,224	12,783	14,503		13,545	12,985

SHORT TERM BORROWINGS	0	0	0		263	263	257	257		0	0
ACCOUNTS PAYABLE	807	963	1,071		780	906	1,011	1,057		870	903
ACCRUED LIABILITIES & OTHER	2,105	2,032	2,091		1,652	1,583	1,884	2,182		1,792	1,773
DEFERRED REVENUES	1,346	1,313	1,409		1,214	1,213	1,342	1,617		1,162	1,453

TOTAL CURRENT LIABILITIES	4,258	4,308	4,571		3,909	3,965	4,494	5,113		3,824	4,129
LT DEBT	1,163	1,145	1,116		1,215	1,214	1,209	1,175		1,495	1,531
LT DEFERRED REVENUES	524	519	509		462	463	537	557		512	450
OTHER NON-CURRENT OBLIGATIONS	1,264	1,242	1,189		364	343	990	1,220		354	384
STOCKHOLDERS’ EQUITY	6,298	6,520	6,530		6,163	6,239	5,553	6,438		7,360	6,491

TOTAL LIABILITIES & SE	13,507	13,734	13,915		12,113	12,224	12,783	14,503		13,545	12,985

CASH FLOW	Q1	Q2	Q3	FY05	Q1	Q2	Q3	Q4	FY04	Q3	Q4	FY03
OPERATING ACTIVITIES	124	52	(2)	174	(49)	(282)	385	2,172	2,226	379	335	1,037
INVESTING ACTIVITIES	157	(475)	(345)	(663)	(492)	123	(338)	(1,604)	(2,311)	(108)	(253)	(528)
FINANCING ACTIVITIES	(235)	99	18	(118)	7	106	31	67	211	10	95	(518)

KEY METRICS	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
INVENTORY TURNS (hist.)	15.9	14.7	15.0		13.7	13.3	14.5	15.2		14.3	12.9
INVENTORY TURNS-PRODUCT ONLY (hist.)	10.3	9.4	9.7		9.0	8.7	9.3	9.8		9.9	8.6
DAYS SALES OUTSTANDING	59	58	69		68	69	75	68		74	72
DAYS PAYABLES OUTSTANDING	(46)	(53)	(63)		(46)	(49)	(57)	(50)		(51)	(48)
DAYS OF SUPPLY ON HAND	24	23	23		25	26	28	22		23	22
L-T DEBT/EQUITY (%)	18.5%	17.6%	17.1%		19.7%	19.5%	21.8%	18.3%		20.3%	23.6%
ROE (12 mo. avg.)(%)	-4.1%	-1.7%	10.0%		-52.8%	-22.0%	-36.2%	-6.4%		-27.6%	-45.1%
BOOK VALUE PER SHARE ($)	1.88	1.93	1.93		1.90	1.90	1.69	1.93		2.30	2.01
PRICE PER SHARE @ CLOSE	4.13	5.44	4.03		3.84	4.38	4.11	4.33		3.43	4.65
ROA (12 mo. avg.)(%)	-1.9%	-0.8%	4.6%		-27.7%	-11.4%	-17.6%	-3.0%		-15.8%	-24.8%
DEPREC. & AMORT. ($M)	187	191	192		218	189	175	231		216	265
CAPITAL EXPENDITURES ($M)	56	85	58		55	72	62	60		57	135
NUMBER OF EMPLOYEES	32,449	31,855	31,999		36,014	35,802	35,386	34,962		35,745	36,068
REV. PER EMP. (12 mo.)($K)	347.5	352.5	350.1		311.6	312.7	312.5	319.9		332.1	317.0
GM PER EMP. (12mo.)($K)	140.9	143.2	143.1		134.0	133.3	129.9	129.2		141.3	137.0
OP EXP AS% OF REV (12mo.)	50.1%	49.3%	46.9%		67.6%	45.7%	48.6%	51.0%		65.0%	67.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(7.7)	(3.3)	20.2		(100.1)	(40.4)	(62.5)	(11.1)		(65.2)	(95.1)

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS	FY 2005				FY 2004					FY 2003
(in millions except per share amounts)	Q1	Q2	Q3*	FY05*	Q1	Q2	Q3	Q4	FY04	Q3	Q4	FY03
GAAP net income (loss)	(147)	18	(9)	(138)	(286)	(125)	(760)	783	(388)	4	(1,039)	(3,429)
In-process research and development	0	0	0	0	1	0	0	69	70	0	0	4
Restructuring charges	108	24	45	177	1	(10)	203	150	344	(4)	(6)	371
Loss (gain) on equity investments, net	4	(9)	(2)	(7)	25	36	(3)	6	64	16	26	84
Impairment expense	0	0	0	0	0	0	0	49	49	0	0	2,125
Settlement income**	0	0	(54)	(54)	0	0	0	(1,597)	(1,597)	0	0	0
Settlement of litigation***	55	0	0	55	0	0	0	0	0	0	0	0
Valuation allowance on deferred tax assets	0	0	(34)	(34)	0	0	300	0	300	0	1,051	1,051
Related tax effects	(7)	(6)	(7)	(20)	0	0	0	367	367	(5)	(8)	(239)

Net income (loss) excluding special items	13	27	(61)	(21)	(259)	(99)	(260)	(173)	(791)	11	24	(33)
Growth vs. prior year (%)	105.0%	127.3%	76.5%	96.6%	-232.1%	-1090.0%	-2463.6%	-820.8%	-2297.0%	155.0%	-65.2%	84.1%
EPS (Diluted) excluding special items ****	0.00	0.01	(0.02)	(0.01)	(0.08)	(0.03)	(0.08)	(0.05)	(0.24)	0.00	0.01	(0.01)
Growth vs. prior year (%)	100.0%	133.3%	75.0%	94.7%	-300.0%	N/A	N/A	-600.0%	-2300.0%	100.0%	-50.0%	83.3%

SHARES (CSE)(Diluted)	3,343	3,400	3,376	3,358	3,235	3,262	3,286	3,327	3,277	3,218	3,219	3,190
OUTSTANDING SHARES	3,344	3,375	3,383	3,383	3,240	3,280	3,293	3,336	3,336	3,200	3,236	3,236

*	The non-GAAP calculation of Net income (loss) excluding special items for the three and nine month periods ended March 27, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005.
**	Included in Interest and other income, net.
***	Included in Cost of sales – products.
****	For the quarters ended September 26, 2004, and June 30, 2004 and 2003, Sun used 3,356, 3,327, and 3,251 shares, respectively, to calculate the “EPS (Diluted) excluding special items”. For all other periods, the number of shares Used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” was the same.